Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 4th Quarter 2023 LKFN L I S T E D

2 David M. Findlay Chairman & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371‐9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

3 Forward‐Looking Information This presentation contains, and future oral and written statements of the Company and its management may  contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of  1995. Forward‐looking statements are not historical facts and are generally identifiable by the use of words  such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,”  “could,” “should,” or other similar expressions. All statements in this presentation, including forward‐looking  statements, speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently  uncertain and, accordingly, you are cautioned not to place undue reliance on any forward‐looking statement.  Actual results could differ materially from those addressed in the forward‐looking statements as a result of  numerous factors, including, without limitation: (i) the effects of future economic, business and market  conditions and changes, including the effects of governmental monetary and fiscal policies, (ii) the risks of  changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and  liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iii) changes in  borrowers’ credit risks and payment behaviors, (iv) the timing and scope of any legislative and regulatory  changes, including changes in tax and banking laws and regulations and their application by the Company’s  regulators, (v) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio,  underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital  position and other estimates; and (vi) the risks noted in the Company’s Annual Report on Form 10‐K for the  year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the  Company’s other filings with the Securities and Exchange Commission.

4 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of September 30, 2023. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 1/3/24; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2013 through December 31, 2022). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020, 2021 and 2022. Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 9 Institutions 15 Institutions 159 Institutions 193 Institutions (including LKFN) LTM ROE >13%

Tangible Common  Equity 91.9% Allowance for Credit  Losses 8.1% $2 5. 22 $3 1. 25 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 Tangible Book Value(1) Per Share 5 Strong Capital Structure Key Ratios and Per Share Data as of  December 31, 2023 9.91%TCE/Tangible Assets 11.99%Adj. TCE/Adj. Tangible Assets 15.46%Total Risk‐Based 11.82%Leverage $25.37Book Value $25.22Tangible Book Value $31.25Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the Fourth Quarter 2023 Earnings Press Release and Form 8‐K. (1)compounded annual growth rate computed from 1991‐2023 *TBV adjusted to exclude the market value impact of AFS investment  securities for TCE and Tangible Assets *

6 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana • 53 branch offices ‐ $6.5 billion banking assets ‐ $3.2  billion trust, retirement and investment brokerage  assets • Focused on execution – “blocking and tackling” • Continued growth potential

7 32 Years of Organic Growth Record Net Income for 32 of 35 Years $2 ,7 07 $9 3, 76 7 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 Net Income (000’s) Compound Annual Growth 1991 – 2023 • Loans = 11% • Deposits = 10% • Net Income = 12% • Earnings Per Share = 12%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9 Strong Regional and Statewide Economy Unemployment Rate In The Lake City Bank Footprint Is Consistent With The National Average U ne m pl oy m en t Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana 8. 0% 6. 5% 5. 5% 4. 2% 3. 6% 3. 0% 3. 0% 3. 0% 11 .3% 5. 0% 2. 1% 2. 7% 3. 3% 8. 0% 6. 6% 5. 7% 4. 5% 3. 8% 3. 2% 3. 7% 3. 2% 11 .9% 4. 8% 2. 1% 2. 9% 3. 4% 7. 4% 6. 6% 5. 5% 4. 8% 4. 4% 3. 9% 3. 7% 3. 3% 13 .0% 6. 4% 3. 9% 3. 4% 3. 5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2012 Nov 2013 Nov 2014 Nov 2015 Nov 2016 Nov 2017 Nov 2018 Nov 2019 Nov 2020 May 2020 Nov 2021 Nov 2022 Nov 2023 Nov Consolidated LCB Footprint Indiana United States

10 Lake City Bank Balance Sheet Dynamics 1. Capital Strength 2. Diversified Deposit Composition 3. Liquidity Availability 4. Investment Securities Portfolio 5. Asset Liability Management

11 Fortress Balance Sheet in Excess of Regulatory Capital Requirements LKFN Above Peer Long‐Term Profitability has Contributed to a Strong Capital Foundation 13.3% 15.5% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Risk‐Based Capital Ratio Proxy Peer Average RBC Q3’23    14.4%    Well Capitalized Threshold 10.0% for Consolidated Risk‐Based Capital Source: S&P Capital IQ Pro. Financial data

12 Deposit Composition Provides Diversification Commercial Deposits Increase Share of Total Deposits Total Retail $1,794,958 32% Total Public  Fund $1,563,015 27% Total  Commercial $2,227,147 39% Brokered  Deposits $135,405 2% December 31, 2023 Total Deposits ‐ $5.7 billion DDA $1,353,477 DDA % of Total Deposits – 24% (000’s) (000’s) Total Retail $1,617,133 39% Total Public  Fund $1,127,111 27% Total  Commercial $1,276,047 31% Brokered  Deposits $113,528 3% December 31, 2019 Total Deposits ‐ $4.1 billion DDA‐ $983,307 DDA % of Total Deposits – 24%

13 Diversified Deposit Base Deposits Are Not Concentrated to Any Industry or Client • Deposit composition has remained stable with  commercial deposits increasing as a percent of  total deposits • Lake City Bank had 119,278 deposit accounts at  December 31, 2023. 116,845, or 98%, of those  accounts are less than $250,000 • Public Funds in Indiana are covered by the Public  Deposit Insurance Fund (PDIF). Collateral is not  pledged to public funds.

14 Checking Accounting Trends by Deposit Sector Commercial Accounts Grow by 19% since December 2019 $1 ,1 05 ,2 67 $2 ,0 79 ,4 07 $1 ,9 53 ,9 69 $2 ,1 05 ,4 11 $6 58 ,4 51 $1 ,1 71 ,1 26 $1 ,0 73 ,3 14 $9 37 ,4 58 $8 34 ,9 53 $1 ,2 18 ,8 54 $1 ,3 82 ,5 65 $1 ,3 09 ,9 65 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2021 Dec 2022 Dec 2023 Commercial Retail Public Funds Ch ec ki ng  A cc ou nt  B al an ce s Checking Account Average Balances  by Deposit Type Public  FundsRetailCommercial (000) $5,369$15$13712/31/23 $6,615$18$13212/31/22 $6,004$20$14412/31/21 $4,073$12$8612/31/19 Number of Checking Accounts  by Deposit Type Public  FundsRetailCommercial 24461,72515,40212/31/23 20960,52814,82412/31/22 20359,49214,41412/31/21 20556,17712,92112/31/19 Pre‐ Pandemic (000) Note: Checking account balances include demand deposits and interest‐bearing checking  products and exclude goal accounts

15 Liquidity Overview • Available liquidity is stable at $3.4 billion, up  from $3.0 billion at December 31, 2022 • Sources of liquidity are varied and represent  wholesale funding and brokered deposits • Brokered deposits represent 2% of total deposits • Noncore funding represented 3% of total  deposits and purchased funds as of December  31, 2023 vs. 5% as of December 31, 2022

‐6.07% ‐3.32% ‐1.34% ‐0.58% ‐0.26% 0.22% 0.40% 0.68% 1.20% 1.74% ‐10.00% ‐5.00% 0.00% 5.00% 10.00% NII ‐ Rates Dn 300 NII ‐ Rates Dn 200 NII ‐ Rates Dn 100 NII ‐ Rates Dn      50 NII ‐ Rates Dn      25 NII ‐ Rates Up      25 NII ‐ Rates Up      50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300 16 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet Shifts More Neutral Graph presents 12 month projected net interest income simulation  results as of December 31, 2023 using parallel shocks

17 Evolution of Deposit and Loan Betas Deposit Mix Shift Has Stabilized • NIM expanded 102 basis points from 4Q21 through 4Q22  due to asset sensitive balance sheet and lagged deposit  rate increases • NIM compressed by 66 basis points from 4Q22 to 4Q23  resulting primarily from a deposit mix shift to interest‐ bearing deposits • Total cumulative deposit beta of 50% from March 2022 to  December 2023 is higher than past FED tightening cycle  (2016‐2018) of 45%  • Total cumulative loan beta of 54% has lagged past FED  tightening cycle (2016‐2018) of 61%

18 Interest Rate Sensitivity Asset Sensitivity Decreased Due to Current Deposit and Lending Environment Fixed Rate $1,586,389 36% Prime $1,122,258 26% SOFR $1,094,235 25% FHLB/Other $564,906 13% Commercial Loans $4.4 billion as of December 31, 2023 (000’s) • Asset sensitivity impacted by shift  to interest‐bearing transaction  accounts • Approximately $676.7 million of  fixed rate commercial loans are  estimated to reprice in the next  twelve months • Fixed rate loans have shorter,  average original terms of  approximately 5 years • 89% of loan portfolio consists of  commercial loans and 64% of  commercial loans are tied to  variable interest rates

19 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

20 Commercial Banking Focus Experienced Relationship Driven Team • 41 credit “smart” commercial bankers • Average 24 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and  administrative support • We cross sell aggressively by leveraging technology • Capital capacity supports organic loan growth

21 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • Orientation towards owner occupied and well structured  nonowner occupied real estate

22 Corporate Social Responsibility Over 150 Years of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Caring for and building a diverse and inclusive team • Delivering customer‐focused loan and deposit products to  our communities • Developing strong cybersecurity controls to protect our  customers’ data • Supporting financial literacy in our footprint • Caring for the environment • Focusing on continued, positive corporate stewardship

23 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  are ongoing initiatives that  create a culture of belonging • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

24 Mature1 Market Deposit Performance Organic Growth 2013 – 2023 $2,631 $2,419 $1,975 $483 $459 $417 $359 $221 ‐$300 ‐$1,472 ‐$2,000 ‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1st Source Lake City Bank JPM  Chase PN C Star First M erchants Fifth Third O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 100% over the  last ten‐year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/23 Statistics

25 A Strong Environment for Growth and Expansion • Indiana #1 manufacturing state in the country(1) • Manufacturing jobs decreased by 1.1% from 544,800 to 538,700 from  November ‘22 to November ‘23(2) • Indiana seasonally adjusted unemployment at 3.7% as of November 2023(3) • Indiana received three tech hub designations from the federal government  in microelectronics, hydrogen energy and biotechnology for tech‐focused  ventures.(4) • Electric Vehicle battery plant planned in St. Joseph County (South Bend) will  add approximately 1,700 jobs in the area  • General Motors is making a $632 million investment in its Allen County (Fort  Wayne) facility to support the production of the next‐generation internal  combustion engine full‐size light‐duty trucks • Stellantis and Samsung SDI make $3.2 billion investment in Electric Vehicle  battery manufacturing facility in Kokomo, IN(5) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) http://www.hoosierdata.in.gov/dpage.asp?id=52&view_number=1&menu_level=&panel_number=2 (3) https://fred.stlouisfed.org/graph/?graph_id=880632&rn=643 (4) https://www.iedc.in.gov/events/news/details/2023/11/28/indiana‐tech‐hub‐wins‐will‐surge‐state‐s‐economy (5) https://www.iedc.in.gov/events/news/details/2023/10/11/gov‐holcomb‐announces‐second‐stellantis‐samsung‐sdi‐ ev‐battery‐manufacturing‐facility‐3b‐investment

26 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack  and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • AI and data gathering and analysis is playing an increasingly  important role  • Branch of the future proof of concept implemented in 2021 and  used in three new offices

27 Channel Utilization over Three‐year Horizon Mobile Adoption Outpacing All Other Delivery Channels Three  Year  Change % of Total Total  Transactions  2023(1) % of Total Total Transactions 2020(1) Channel Type 3%15%2,058,77115%2,005,429Branch Transactions (9)%6%800,0157%877,768ATM/ITM (35)%23%3,187,75038%4,937,849Online Logins 53%55%7,577,73238%4,936,889Mobile Logins(2) (16)%1%206,8322%246,565Telephone Banking 6%100%13,831,100100%13,004,500Total (1) Measurement period includes twelve months of data ending December 31, 2020 and December 31, 2023 (2) Includes mobile phone, Apple watch and iPad app use

28 Customer Composition and Digital Adoption Digital Platform Upgrade with Fintech Partner in 2021 Positively  Impacting Digital Adoption Across All Generations Customer Composition and Digital Adoption Over Three Years 12/31/2112/31/2212/31/23 Customer Breakdown Generation 43%48%54%18%Gen Z            (1996 ‐ Current) 53%56%59%26%Millennial (1977 ‐ 1995) 44%47%51%19%Gen X                 (1965 ‐ 1976) 39%42%44%29%Baby Boomer   (1946 ‐ 1964) 26%27%30%8%Mature (1945 or before) 43%46%50%Digital Adoption

Financial Performance

30 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.69% 1.76% 1.55% 1.56% 1.62% 1.45% 16.51% 15.47% 13.51% 14.19% 17.40% 15.93% 16.64% 15.57% 13.59% 14.27% 17.52% 16.03% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2018 2019 2020 2021 2022 2023 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price     Performance Review September 30, 2023 ROAE and ROATE LTM Peer  Average  Data1 National Indiana ROAE             10.8%          10.8% ROATE           12.1%          12.6% ROAA LTM Peer Average  Data1 National Indiana ROAA      0.92%             0.94%

31 Net Income and EPS Core Operational Profitability Declines by 2% in 2023  $80,411 $87,047 $84,337 $95,733 $103,817 $93,767 $101,575 $3.13 $3.38 $3.30 $3.74 $4.04 $3.65 $3.95 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2018 2019 2020 2021 2022 2023 2023 Adjusted (1)Net Income Diluted EPS N et  In co m e EP S 2023 Net Income YOY decrease (10)% 2023 Diluted EPS YOY decrease (10)% 2023 Core Operational Profitability YOY decrease (2)% 2023 Core Operational Profitability per share YOY decrease (2)% 12023 Year to date net income adjusted  reflects Core Operational Profitability and  excludes the 2023 wire fraud loss net of  insurance recoveries, salary and benefits  adjustment and taxes for a total net of tax  impact of  $7.8 million or $0.30 per  diluted share

32 Pretax Pre‐Provision Earnings Core Pretax Pre‐Provision Earnings  $105,344 $110,620 $118,646 $118,521 $134,539 $116,183 $126,544 2.21% 2.24% 2.19% 1.93% 2.09% 1.80% 1.96% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2018 2019 2020 2021 2022 2023 2023 (1) Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the Fourth Quarter 2023 Earnings Press Release and Form 8‐K. 2023 Pretax Pre‐Provision Earnings YOY Decrease (14)% 2023 Core Pretax Pre‐Provision Earnings YOY Increase (6)%  12023 Year‐to‐date Adjusted Earnings  Before Income Taxes excludes the wire  fraud loss net of recoveries and salary and  benefits adjustments totaling $10.4  million

33 Average Loans Average YTD Loan Growth of $387 million or 9% Compared to Prior Year 94% 94% 95% 83% 77% 86% 50% 60% 70% 80% 90% 100% 110% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2018 2019 2020 (1) 2021 (1) 2022 (1) 2023 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s  to  D ep os it  Ra tio (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2023 YOY Increase 9% $3,843,912 $3,974,532 $4,424,472 $4,421,094 $4,427,166 $4,813,678

$1 ,6 96 $1 ,6 16 $1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 68 $1 ,7 37 $1 ,7 97 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 $2 ,9 18 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% ‐$200 $300 $800 $1,300 $1,800 $2,300 $2,800 $3,300 $3,800 $4,300 $4,800 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 34 Line of Credit Utilization Line Availability Increase Demonstrates Growth 4, 78 6 3, 43 3 3, 41 3 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 1 PPP Round 2 4, 68 1 4, 70 5 4, 68 7

35 Line of Credit Utilization vs. Commercial DDA Commercial DDA Deposit Balances Normalize in 2023 $3 89 ,0 51 $4 67 ,4 58 $5 72 ,9 66 $6 60 ,3 60 $7 40 ,5 76 $7 75 ,9 47 $7 61 ,6 86 $7 72 ,9 95 $8 49 ,0 92 $8 14 ,4 30 $8 83 ,9 56 $1 ,2 16 ,4 14 $1 ,2 18 ,9 43 $1 ,2 73 ,8 86 $1 ,3 39 ,6 73 $1 ,4 62 ,9 35 $1 ,4 93 ,2 45 $1 ,5 71 ,9 64 $1 ,5 61 ,7 47 $1 ,4 77 ,3 56 $1 ,5 10 ,9 10 $1 ,4 35 ,7 46 $1 ,2 57 ,7 97 $1 ,1 66 ,5 41 $1 ,1 13 ,4 49 $1 ,0 73 ,2 39 50% 51% 50% 52% 54% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 30% 35% 40% 45% 50% 55% 60% De c‐ 13 De c‐ 14 De c‐ 15 De c‐ 16 De c‐ 17 De c‐ 18 M ar ‐1 9 Ju n‐ 19 Se p‐ 19 De c‐ 19 M ar ‐2 0 Ju n‐ 20 Se p‐ 20 De c‐ 20 M ar ‐2 1 Ju n‐ 21 Se p‐ 21 De c‐ 21 M ar ‐2 2 Ju n‐ 22 Se p‐ 22 De c‐ 22 M ar ‐2 3 Ju n‐ 23 Se p‐ 23 De c‐ 23 Commercial DDA Line of Credit Utilization Li ne  o f C re di t U til iza tio n Co m m er ci al  D DA PPP Round 2 (000’s) PPP Round 1

36 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,420,764 29% Commercial RE ‐ Owner Occupied $825,464 17% Commercial RE ‐ Nonowner Occupied $724,101 15% Commercial RE ‐Multifamily $253,534 5% Commercial RE ‐ Construction $634,435 13% Agri‐business ‐ Agriculture $388,764 8% Other  Commercial $120,726 2% Residential  Mortgage $258,103 5% Home Equity $189,663 4% Installment ‐ Other  Consumer $104,443 2% $4.9 billion as of December 31, 2023 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

Multifamily Housing $526,373 11% Agriculture $441,701 9% Industrial Warehouses $174,694 4% RV Industry $194,010 4% Senior Living $155,605 3% Lessors of Nonresidential  Buildings $136,914 3% Automobile Dealers $125,368 2% Nonbank Lenders $120,750 2% Misc. Durable Goods  Merchant Wholesalers $103,944 2% Restaurants $102,953 2% 37 Top 10 Industry Concentrations Loan Portfolio is Diversified‐ Commercial Office Space Represents 1.5% of Loans Top 10 Industries Represent 42% or $2.1 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

38 Average Deposits Pandemic’s Deposit Surge Abates in 2023 $4,093,894 $4,242,524 $4,650,597 $5,357,284 $5,717,358 $5,604,228 97% 98% 98% 99% 100% 97% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2018 2019 2020 2021 2022 2023 Average Deposits % of Funding De po sit s De po sit s  as  a  P er ce nt  o f T ot al  F un di ng (000’s) 2023 YOY Decrease (2)%

39 Deposit Breakdown Deposit Costs Rise in Response to Interest Rate Environment and Increased Competition Total Retail $1,794,958 32% Total Public  Fund $1,563,015 27% Total  Commercial $2,227,147 39% Brokered  Deposits $135,405 2% December 31, 2023 Total Deposits ‐ $5.7 billion (000’s) 1.19%0.98% 0.63%0.48%0.50%0.54% 0.72% 1.10% 1.35% 0.63% 0.28% 0.63% 2.46% 0.00% 1.00% 2.00% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Cost of Deposits 20232019Deposit Composition at end of period 24%24%Non‐interest Bearing Demand Deposits 58%47%Interest Bearing Demand, Savings & MMA 14%22%Time Deposits > or = to $100,000 4%7%Time Deposits < $100,000 $5.7$4.1Total Deposits (billions)

‐$100,000 $100,000 $300,000 $500,000 $700,000 $900,000 $1,100,000 $1,300,000 $1,500,000 $1,700,000 Ju n‐ 17 Se p‐ 17 De c‐ 17 M ar ‐1 8 Ju n‐ 18 Se p‐ 18 De c‐ 18 M ar ‐1 9 Ju n‐ 19 Se p‐ 19 De c‐ 19 M ar ‐2 0 Ju n‐ 20 Se p‐ 20 De c‐ 20 M ar ‐2 1 Ju n‐ 21 Se p‐ 21 De c‐ 21 M ar ‐2 2 Ju n‐ 22 Se p‐ 22 De c‐ 22 M ar ‐2 3 Ju n‐ 23 Se p‐ 23 De c‐ 23 Checking and MMA CDs 40 Public Fund Deposit Trends Majority of Public Funds are Core Checking Account Deposits $1 ,2 25 ,9 91 $1 ,1 49 ,7 65 $1 ,2 35 ,1 19 $1 ,2 91 ,1 70 $1 ,2 25 ,1 27 $1 ,2 50 ,5 76 $1 ,2 15 ,5 33 $1 ,2 11 ,1 48 $1 ,2 53 ,7 04 $1 ,2 81 ,4 51 $1 ,1 27 ,1 11 $1 ,1 32 ,4 38 $1 ,1 03 ,0 14 $1 ,2 12 ,1 31 $1 ,1 62 ,4 57 $1 ,2 04 ,1 53 $1 ,2 75 ,3 88 $1 ,2 89 ,6 03 $1 ,2 84 ,6 41 $1 ,4 81 ,1 00 $1 ,4 58 ,1 79 $1 ,3 40 ,5 66 $1 ,3 56 ,8 51 $1 ,4 29 ,8 73 $1 ,5 63 ,5 57 $1 ,4 50 ,5 27 $1 ,5 63 ,0 15

41 Net Interest Income Deposit Mix Shift Reduces Net Interest Margin $151,271 $155,047 $163,008 $178,088 $202,887 $197,035 3.43% 3.38% 3.19% 3.07% 3.40% 3.31% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2018 2019 2020 2021 2022 2023 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt 2023 YOY Decrease (3)%

42 Asset Quality Watchlist Loans as a Percentage of Total Loans Remain at Historic Lows 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 32% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 25% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 5.50% 3.42% 3.72% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

43 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 13% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.46% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective  1/1/21

44 Noninterest Income Noninterest Income Includes $6.3 million in Insurance and Wire Fraud Loss Recoveries in 2023 $40,302 $44,997 $46,843 $44,720 $41,862 $49,858 21% 22% 22% 20% 17% 20% 0% 10% 20% 30% 40% 50% 60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2018 2019 2020 2021 2022 2023 (1) N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 2023 YOY Increase 19% 2023 Core Noninterest Income YOY Increase 4%  (000’s) 12023 Year‐to‐date noninterest income  adjusted reflects Core noninterest income  and excludes 2023 wire fraud loss  recoveries of $6.3 million.

45 2023 YOY Increase 1% 2023 Core Revenue Decrease (2)% Total Revenue Revenue Growth Benefited by Loan Growth and Improvement in Noninterest Income $191,573 $200,044 $209,851 $222,808 $244,749 $246,893 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2018 2019 2020 2021 2022 2023 (000’s)

46 Non‐Interest Expense $86,229 $89,424 $91,205 $104,287 $110,210 $130,710 $114,049 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2018 2019 2020 2021 2022 2023 2023 Adj. (1) (000’s) 2023 YOY Increase 19% 2023 Core Noninterest Expense YOY  Increase 3%  12023 Year‐to‐date noninterest expense adjusted reflects Core  Noninterest Expense and excludes the 2023 wire fraud loss of  $18.1 million net of $1.4 million salary and benefits  adjustment, or $16.7 million, net. Core Noninterest Expense Growth at 3% for 2023

47 Efficiency Ratio Adjusted Core Efficiency Ratio of 47% Excludes Impact of Wire Fraud Loss 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 53% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in technology and facilities 12023 Year‐to‐date adjusted core efficiency ratio  excludes the second quarter 2023 wire fraud loss  loss, net, of salary and benefits adjustment for a  total of $16.2 million

48 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.00 $1.16 $1.20 $1.36 $1.60 $1.84 2.25% 2.40% 2.24% 1.70% 2.19% 2.82% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 $1.90 2018 2019 2020 2021 2022 2023 Dividend Per Share ‐ split adjusted Dividend Yield 2023 YOY Increase 15% Di vi de nd  p er  S ha re Di vi de nd  Y ie ld

49 LKFN Shareholder Value Total Return Performance from 12/31/00 to 12/31/23 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 LKFN S&P 500 S&P 500 Financials S&P US BMI Banks Index 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 2,728.55% 462.10% 158.56% 152.09%

50 Investment Highlights • Proven History of Organic Growth •Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value

Supplemental Information

52 Lake City Bank Capital Adequacy Capital Strength Continues in December 2023 Non‐GAAP Adjusted  Capital  Ratios with  AOCI and  HTM  Losses Non‐GAAP Excess  Capital  after AOCI  and HTM Non‐GAAP AOCI and  HTM  Losses‐ after tax Capital Cushion (in 000’s) Well‐ Capitalized  Threshold December  31, 2023 Actual Regulatory Ratio  Description * 9.17%$281,507$(162,915)$444,4225.00%11.58%Tier 1 Leverage Ratio 11.00%$253,344$(162,915)$416,2596.50%13.90%Common Tier 1 (CET) 11.00%$168,943$(162,915)$331,8588.00%13.90%Tier 1 Risk Based  Capital 12.25%$126,852$(162,915)$289,76710.00%15.15%Tier 2 Risk Based  Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

Additional  Loan Collateral  Available for  PledgeUnused/ AvailableUsed Liquidity  Availability(000) Secured/Committed Borrowings: $                  ‐‐$               574,910$             50,000$             624,910Federal Home Loan Bank‐Indianapolis(1) 117,4011,259,474‐‐1,259,474Federal Reserve Bank Discount Window ‐‐150,535‐‐150,535FRB Bank Term Funding Program (BTFP) $            117,401$          1,984,919$            50,000$          2,034,919 Total Secured/Committed  Unsecured/Uncommitted Borrowings: $                  ‐‐$              477,053$          100,000$             577,053Brokered Certificates of Deposit(2) ‐‐170,35525,366195,721Brokered Money Market Deposit(3) ‐‐89,96110,039100,000Insured Cash Sweep‐One Way Buy(4) ‐‐325,000‐‐325,000Fed Fund Lines $                   ‐‐$          1,062,369$         135,405$        1,197,774Total Unsecured/uncommitted borrowings Investment Securities available for pledge: ‐‐8,005‐‐8,005Treasuries, Agencies, MBS, CMO(5) ‐‐352,033‐‐352,033Municipals(6) ‐‐360,038‐‐360,038Total Investment Securities Available $        117,401$        3,407,326$          185,405$        3,592,731Total Lake City Bank Liquidity Preparedness 53 Liquidity Preparedness December 31, 2023 (1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability (2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per bank policy (3) Brokered money market capacity is equal to 3% of total assets, per bank policy (4) Insured cash sweep one way by capacity is approved under program by IntraFi Network (formerly Promontory) (5) Investment securities are eligible collateral at the Federal Reserve Bank – Discount Window, FHLB and BTFP (6) Municipal securities are eligible collateral at the FRB – Discount Window

54 Stable Deposit Base • Continued monitoring of liquidity position, large  depositor fluctuation report, uninsured deposit  balances, and significant daily balance fluctuations • Depositors greater than $10 million grew by $259  million or 14% to $2.1 billion during 2023 from  $1.88 billion at year‐end 2022 • Daily fluctuation reports show some nominal retail  runoff to the brokerage firms and largest banks • Deposit rate increases have attracted new  depositors

$1 ,1 35 $1 ,3 34 $1 ,6 25 $1 ,9 96 $1 ,9 91 $2 ,0 17 $2 ,0 68 $2 ,7 40 $3 ,2 58 $3 ,0 69 $2 ,9 55 $2 ,9 19 $3 ,0 80 $3 ,2 57 56% 54% 54% 54% 57% 30% 29% 28% 28% 31% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Mar 2023 Jun 2023 Sep 2023 Dec 2023 Total Deposits Uninsured Deposits Uninsured Deposits % of Total Deposits Uninsured Deposits > $250,000 excluding Public Funds 55 Lake City Bank Uninsured Deposits  Public Funds Account for 31% of Total Uninsured Deposits De po sit s U ni ns ur ed  d ep os its  %  o f   De po sit s

US Govt Remics 8.4% US Govt Pools  29.9% AFS Municipals 41.4% HTM Municipals 10.2% US Govt  Agencies 10.1% 56 Investment Portfolio Recurring Cash Flows Used to Fund Organic Loan Growth M V  In ve st m en ts  a s  a  %  o f A ss et s Note:  Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26  million in 2021 and $2 million in 2022 from total assets December 31, 2023 Market ValueBook YieldWeighted  Maturity 98,2652.116.28US Govt REMICS 349,5771.987.44US Govt Pools 119,4791.559.68US Agencies 484,4072.9115.67AFS Municipals (TEY) 119,2152.7316.92HTM Municipals (TEY) $1,170,9432.39%11.89Total (Tax‐Equivalent Yield) Held‐to‐Maturity 129,918$      Available‐for‐Sale 1,051,728$  Carrying Value 14% 13% 12% 12% 12% 12% 14% 21% 20% 18% 0% 5% 10% 15% 20% 25% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

57 Investment Security Portfolio Cashflows Cash Flows of $374 million Expected Through December 2027 18 ,3 83 ,9 46   14 ,6 17 ,4 59   18 ,8 06 ,4 33   15 ,3 11 ,0 83   16 ,4 86 ,3 56   13 ,9 92 ,3 15   17 ,8 95 ,0 65   14 ,5 16 ,0 84   16 ,0 53 ,0 56   13 ,4 71 ,2 18   15 ,9 45 ,3 75   18 ,6 26 ,4 06   14 ,8 83 ,4 21   12 ,8 43 ,7 59   15 ,5 44 ,4 85   12 ,7 51 ,5 98   9, 43 4, 27 8  7, 28 4, 78 5  9, 20 8, 37 9  7, 11 1, 41 8  9, 01 0, 65 7  6, 95 0, 99 6  8, 83 4, 19 4  6, 79 1, 01 4  8, 65 0, 37 3  6, 64 1, 13 6  8, 47 7, 56 2  6, 48 1, 66 8  8, 29 6, 94 4  6, 33 8, 98 4  8, 13 6, 68 9  6, 19 8, 34 1   ‐  5,000,000  10,000,000  15,000,000  20,000,000  25,000,000  30,000,000 Principal Interest (000) Investment Portfolio has generated  $200 million in cash flow and  proceeds from sales YTD through  December 31, 2023

Investment Portfolio Analysis Investment Portfolio Declines as a Percentage of Total Assets in 2023 58 12/31/202212/31/2023 % of  Total Market  Value Weighted  Maturity % of  Total Market  Value Weighted  Maturity 9%114,3555.978%98,2656.28US Govt REMICS 29%377,9537.3430%349,5777.44US Govt Pools 10%126,9618.8210%119,4799.68US Agencies 0%3,0340.92‐‐‐US Treasury Notes/Bills 43%563,22515.8741%484,40715.67AFS Municipals (Exempt) 9%111,02917.9210%119,21516.92HTM Municipals 100%$1,296,557 11.99100%$1,170,943 11.89Total  ($215,255)($174,591)Unrealized losses AFS ($17,213)($10,703)Unrealized losses HTM ($232,468)($185,294)Total market value losses   6.56.5Portfolio effective duration  20%18%Investment securities as a % of assets

Investment Securities Overview Excess Liquidity Deployed to Investment Security Portfolio • Excess liquidity of $1 billion deployed to investment  portfolio during 2020‐2022  • Investment portfolio longer duration offsets shorter  duration of loan portfolio for interest rate risk management • The investment portfolio balances the asset sensitive  commercial loan portfolio • Deployment to the investment portfolio provided an  earnings asset shift from balances earning 10 basis points at  the Federal Reserve to a tax equivalent yield of 2.69% • All taxable bonds are 100% backed by the full faith of the  U.S. Government • Municipal Securities are high quality bonds with strong  credit quality. 92% of the municipal bonds are rated AA/AAA 59

60 Commercial Loans by County Commercial Customers in 49 Indiana Counties and 21 Other States (1) All other counties individually represent less than 2% of total December 31, 2023 (000’s) Allen 18% Elkhart 15%St. Joseph 8% Kosciusko 10% Hamilton 8% Marion 14% Marshall 3% Other IN  Counties (1) 18% Outside IN 6% Commercial Loans  Outstanding as of  12/31/2023 $4.4 billion

61 Larger Market Organic Expansion Organic Growth # of Branches LCB Deposit Market Share** LCB  EntryPopulation*Primary CityCounty State  Rank 1264%187280,826WarsawKosciusko 21. 1123%1990206,890ElkhartElkhart6. 48%1997272,234South BendSt. Joseph5. 512%1999391,449Fort WayneAllen3. 71%20111,500,169IndianapolisHamilton, Johnson, Marion1. * Source: STATS Indiana ** Source: FDIC 6/30/23 Statistics

62 Mature Market Strength and Growth  Organic Growth 2023 # of  Offices 20132023 (millions)1 IncreaseShareDepositsShareDeposits 53100.15%14.33%$2,62719.69%$5,2581. 1st Source 53100.42%13.14%$2,40918.08%$4,8282. Lake City Bank 20117.84%9.14%$1,67613.68%$3,6513. JPM Chase 1739.88%6.60%$1,2116.34%$1,6944. PNC 963.76%3.57%$6544.01%$1,0715. First Merchants 23(59.69)%13.46%$2,4663.72%$9946. Flagstar/Wells Fargo(2) 10103.38%2.42%$4443.38%$9037. Star 937.97%3.18%$5823.01%$8038. Old National 897.03%2.02%$3702.73%$7299. Fifth Third 14(30.80)%5.32%$9742.52%$67410. KeyBank 45.66%$18,331$26,701Market Total 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties 2Flagstar purchased Wells Fargo Indiana branches in 2018 Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory  reporting for each year presented.